Exhibit 10.11

AMENDMENT TO MANAGEMENT AGREEMENT

Amendment, effective as of November 4, 2011 (“Amendment”), to that certain Management Agreement (the “Management Agreement”), dated as of October 29, 2007, by and among IBP Holding Company, an Ohio corporation (“Service Company”), Installed Building Products II, LLC, a Delaware limited liability company (“IBP”), Stonehenge Opportunity Fund LLC, a Delaware limited liability company (“SOF”), Mezzanine Opportunities LLC, an Ohio limited liability company (“MO”), Primus IBP Investment, LLC, a Delaware limited liability company (“Primus Investment”), Primus Executive Fund V Limited Partnership, a Delaware limited partnership (“Primus Executive”), and OCM IBP Holdings II, Inc. (“OCM” and collectively with SOF, MO, Primus Investment and Primus Executive and their respective successors and assigns, and any Person who acquires any equity interests in IBP from SOF, MO, Primus Investment, Primus Executive or OCM, the “Investors”) and Fifth Third Bank, an Ohio banking corporation (“Fifth Third”). For purposes of clarification, MO is no longer an Investor under the Management Agreement.

RECITALS

WHEREAS, IBP and other affiliated entities are parties to a restructuring more particularly described in a Recapitalization and Exchange Agreement, dated as of November 4, 2011, by and between CCIB Holdco, Inc., a Delaware corporation, and Cetus Capital II, LLC (“Cetus”), a Delaware limited liability company (the “Recapitalization Agreement”);

WHEREAS, it a condition precedent to the closing of the Recapitalization Agreement that the Management Agreement be amended so that the term of the Management Agreement shall terminate at 11:59 p.m. on December 31, 2011; and

WHEREAS, no amounts are outstanding under the Financing Documents and the credit facilities evidenced thereby have been terminated prior to the date hereof, and as such, the consent of Fifth Third is not required for this Amendment pursuant to the terms of the Management Agreement.

NOW, THEREFORE, in consideration of the foregoing, the undersigned hereby agree as follows:

1. Effective immediately, provided that no amounts are outstanding under the Financing Documents and the credit facilities evidenced thereby are terminated, Section 4.1 of the Management Agreement shall be deleted and replaced in its entirety with the following:

“4.1 Term. Subject to the provisions of Section 4.2 hereof, the term of this Agreement will commence on October 27, 2007 and will terminate at 11:59 p.m. on December 31, 2011. This provision shall not be further amended or modified without the prior written consent of Cetus Capital II, LLC, a Delaware limited liability company, who is an intended third party beneficiary hereof.”

2. Capitalized terms used in this Amendment without definition shall have the meanings ascribed to such terms in the Management Agreement.

3. Except as provided herein, the Management Agreement is hereby ratified, confirmed and approved in all respects.

4. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

5. This Amendment and the Management Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. No modification of or amendment to this Amendment, nor any waiver of any rights under this Amendment, shall be effective unless in writing signed by the parties to this Amendment and by Cetus (who is an intended third party beneficiary of this Amendment). The failure by any party to enforce any rights under this Amendment shall not be construed as a waiver of any rights of such party.

6. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission (including in the form of a PDF file) shall be binding to the same extent as an original signature page. Any party that delivers a signature page by facsimile or electronic image transmission shall deliver an original counterpart to any other party that requests such original counterpart.

7. This Amendment will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first written above.

INSTALLED BUILDING PRODUCTS II, LLC		IBP HOLDING COMPANY

By:	/s/ Michael T. Miller	By:	/s/ Michael T. Miller
Name:	Michael T. Miller	Name:	Michael T. Miller
Title:	EVP - Finance	Title:	EVP - Finance

STONEHENGE OPPORTUNITY FUND LLC		OCM IBP HOLDINGS II, INC.

By: Stonehenge Holdings, Inc., its Manager

By:	/s/ Michael H. Thomas	By:	/s/ Raj Makam
Name:	Michael H. Thomas	Name:	Raj Makam
Title:	Authorized Signer	Title:	Authorized Signatory

PRIMUS IBP INVESTMENT, LLC

By:	/s/ William C. Mulligan	By:	/s/ William B. Sacher
Name:		Name:	William B. Sacher
Title:		Title:	Authorized Signatory

PRIMUS EXECUTIVE FUND V LIMITED PARTNERSHIP

By: Primus Venture Partners V, L.L.C., its General Partner

		By:	/s/ William C. Mulligan
Name:
Title: